                             MUTUAL GENERAL RELEASE

         WHEREAS, Ms. Hannah Ofir, a resident of Israel ("Hannah") until this date has been the Secretary of VSUS Technologies Incorporated (together with its various subsidiaries and affiliates, the "Company"); and

         WHEREAS, Hannah and the holders of Series A Convertible Preferred Stock of the Company (the "Preferred Holders") have various claims and disputes arising out of certain company transactions, as well as a strong difference of opinion on the future course of business of the Company; and

         WHEREAS, in settlement of that dispute, the parties have agreed to settle their various disputes, for certain consideration, including a mutual release of any claims, debts, obligations or liabilities that they possibly may have against each other;

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties, intending to be legally bound, hereby covenant and agree as follows:

                                    AGREEMENT

         1. The Company, for itself and for all of its officers, directors, employees, attorneys, agents and affiliates, past, present or future, hereby releases, remises and forever discharges Hannah and her successors, executors, administrators, heirs, and assigns, from all debts, demands, actions, causes of action, complaints, suits, accounts, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, and liabilities and all claims and liabilities of every nature and description whatsoever, both in law and in equity, whether known or unknown, which the Company may have or ever had against any such party at any time from the beginning of the world up to and including the date of execution of this Agreement, including without limitation those arising out of or relating in any way to the service of Hannah as an officer of the Company, or any facts and circumstances ancillary thereto.

         2. The Preferred Holders hereby release, remise and forever discharge
Hannah and her successors, executors, administrators, heirs, and assigns, from all debts, demands, actions, causes of action, complaints, suits, accounts, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, and liabilities and all claims and liabilities of every nature and description whatsoever, both in law and in equity, whether known or unknown, which the Preferred Holders may have or ever had against any such party at any time from the beginning of the world up to and including the date of execution of this Agreement, including without limitation those arising out of or relating in any way to the service of Hannah as an officer of the Company, or any facts and circumstances ancillary thereto.

3. Hannah, for herself and for her successors, executors, administrators, heirs, and assigns, hereby releases, remises and forever discharges the Company and the
Preferred Holders, and all of their respective officers, directors, employees, attorneys, agents and affiliates, past, present or future

Mutual Release
VSUS Technologies Incorporated
with Ms. Hannah Ofir

(other than Mr. Matis Cohen, who is not included in this release), as well as the Preferred Holders, from all debts, demands, actions, causes of action, complaints, suits, accounts, covenants, contracts, controversies, agreements, promises, doings, omissions, damages, and liabilities and all claims and liabilities of every nature and description whatsoever, both in law and in equity, whether known or unknown, which Hannah may have or ever had at any time from the beginning of the world up to and including the date of execution of this Agreement, against the Company and/or the Preferred Holders, and/or all of
their respective officers, directors, employees, attorneys, agents and affiliates, past present or future, including without limitation those arising out of or relating in any way to the service of Hannah as an officer of the
Company, or any facts and circumstances ancillary thereto (except for any retirement or severance account, or similar employee benefit account, set aside by the Company in her name pursuant to Israeli law).

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, to execute this Mutual General Release as of the 26th day of January,
2005.

         VSUS TECHNOLOGIES INCORPORATED

By:       /s/ Eli Kissos
         --------------------------
         Eli Kissos, President

          /s/ Hannah Ofir
         --------------------------
         Hannah Ofir